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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934.


                                  June 12, 2000
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                Date of Report (Date of earliest event reported)


                           CCC GLOBALCOM CORPORATION
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          (Name of Small Business Issuer as specified in its charter)


                  Nevada                              36-36939936
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       (State or other jurisdiction of              (I.R.S. employer
        incorporation or organization)             identification No.)


                          SEC File Number 33-30365-C
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              16350 Park Ten Place, Suite 241, Houston, TX 77084
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                    (Address of principal executive offices)


        Registrant's telephone no., including area code: (281) 599-7878
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                       Emerald Capital Investments, Inc.
                   536 North 100 West,  Heber  City,  UT 84032
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          (Former name or former address, if changed since last report)


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Item 1.  Change in Control of Registrant

      As a result of the Merger and related actions described in Item 2 below, the Company's shareholders have elected two new directors and two of the previous directors resigned. The officers and directors of the Company are currently as follows:

            Ziad A. Hakim           CEO/President/Director
            Paul Licata             Vice President/Secretary/Director
            Douglas P. Morris       Director

      As a result of the Merger and related actions described in Item 2 below, there are currently 31,693,435 issued and outstanding. The following table sets forth information regarding shares of our Common Stock beneficially owned as of June 14, 2000 by: (1) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by Emerald to beneficially own five percent or more of the outstanding shares of its common stock.


Name of                           Amount and Nature               Percent of
Beneficial Owner               Beneficial Ownership(1)              Class
-------------------------------------------------------------------------------
Ziad A. Hakim (2)                   15,500,000                       49%
Paul Licata (3)                      2,000,000                        6%
Douglas P. Morris (4)                3,683,813                       12%
CCC Communications, LTD.(5)          3,000,000                        9%
AMT Trading (5)                      7,000,000                       22%


      (1) Excludes shares which may be issued upon the exercise of options owned by the above-referenced persons which are described elsewhere in this Memorandum.

      (2) Mr. Hakim is the owner of 5,500,000 of these shares. A total of 3,000,000 of these shares will be owned by CCC Communications, LTD., and 7,000,000 of these shares will be owned by AMT Trading, both of which companies are affiliates of Mr. Hakim.

      (3) A total of 1,000,000 of these shares are owned by Paul Licata, P.C. and 1,00,000 of these shares are owned by 1999 DC Trust, both of which are affiliates of Mr. Licata.

      (4) These shares are owned by Mr. Morris or his affiliates as follows: (i) Douglas P. Morris - 1,033,813 shares; (ii) Douglas P. Morris - IRA - 300,000 shares; (iii) Hyacinth Resources, Inc. - 1,350,000 shares; and
      (iv) H&M Capital Investment, Inc. - 3,400,000 Shares.

      (5) These shares are also included in the shares attributed to Mr. Hakim (see footnote 2).

Item 2.   Acquisitions or Disposition of Assets

      On May 3, 2000, Emerald Capital Investments, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") to acquire CCC Globalcom, Inc.("CCC Texas") in a merger transaction. A copy of the Agreement was filed with the Securities and Exchange Commission as an attachment to a Form 8-K filed May 22, 2000.

                                      2

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      On June 9, 1999, a Special Meeting of the Company's  Stockholders was held to consider and vote upon the following proposals:

1. A proposal to effect a 1-for-20 reverse split of the issued and outstanding shares of the Company's common stock.

2. A proposal to reincorporate the Company in the State of Nevada and in connection therewith to change the Company's name to CCC Globalcom Corporation.

3.    A  proposal  to  approve  an  Agreement  and Plan of Merger  (the  "Merger
      Agreement") between the Company and CCC Texas and the acquisition ("Merger") of CCC Texas by the Company.

4. Subject to stockholder approval of Proposal 3, to consider and vote upon the election of directors.

      All of the proposals were approved by the shareholders of the Company. On June 12, 2000, the following action was taken:

      o Pursuant to the terms of a reincorporation merger agreement, Articles of Merger were filed in the State of Nevada and a Certificate of Ownership and Merger was filed in the State of Delaware and in connection therewith:

            o the Company changed its domicile from the State Delaware to the State of Nevada;

            o the Company changed its name from Emerald Capital Investments, Inc. to CCC Globalcom Corporation; and

            o    the Company effected a 1-for-20 reverse stock split.

      o the Company (now named CCC Globalcom Corporation) acquired CCC Texas in a reverse triangular merger whereby Emerald Merger Sub, Inc., a wholly-owned subsidiary of the Company, merged into CCC Texas and all of the shares of common stock of CCC Texas were converted into 30,250,000 shares of the Company's common stock (calculated after the 1-for-20 reverse stock split);

      o the officers and directors of the Company prior to the Merger, resigned and the following persons were elected as directors of the
            Company: Ziad A. Hakim, Paul Licata and Douglas P. Morris.

      The Company files reports with the Securities  Exchange  Commission  under
Section 15(d) of the Securities Exchange Act of 1934, as amended and as a result, is not subject to the Proxy Rules.

                                      3

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Therefore,  no Proxy  Statement  was filed in connection  with the  transaction.
However, attached hereto is a copy of the Proxy Statement distributed to the Company's stockholders.

Item 6.  Resignation of Registrant's Directors

      In connection with the Merger described it Item 2 above, Frank Ross and Henry Obartuch, resigned as officers and directors of the Company effective June 12, 2000. The resignations were pursuant to the terms of the Agreement and not as the result of any disagreement.

Item 7. Financial Statements and Exhibits

      Financial Statements. The Company will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days after the date that the initial report on this Form 8-K must be filed.

      Exhibits.
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      No.         Description
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      3.1         Articles of Incorporation - State of Nevada
      3.2         Bylaws  - CCC Globalcom Corporation
      99.1        Proxy Statement
      99.2        Press Release


                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2000                      CCC GLOBALCOM CORPORATION.

                                          By /s/   Ziad A. Hakim
                                          -----------------------------------
                                          Ziad A. Hakim, CEO/President

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